Exhibit 99.1

Corxel US and Amanat Acquisition Corp Announce Definitive Business Combination Agreement to Create Publicly Listed Obesity-Focused Biopharmaceutical Company

●	Combined company expected to advance differentiated oral obesity franchise led by CX11, a clinical-stage, once-daily oral small-molecule GLP-1 receptor agonist (“RA”), and CX12, a preclinical oral small-molecule amylin receptor agonist.

●	CX11 has demonstrated clinically meaningful weight loss and a generally favorable tolerability profile across Phase 2 obesity studies in the United States. Following an End-of-Phase 2 meeting, Corxel US has aligned with the U.S. Food and Drug Administration (“FDA”) on key elements of CX11’s regulatory path and Phase 3 trial design.

●	Institutional investors have committed to a private investment in public equity (“PIPE”) of approximately $300 million, with participation from new and existing investors including RTW Investments, New Enterprise Associates (NEA), SR One, Mirae Asset Capital Life Science, HBM Healthcare Investments (Cayman) Ltd., Nantahala Capital, Coastlands Capital, LifeSci Venture Partners, Invus, TCGX, RA Capital Management, Propel Bio, SilverArc Capital and a large healthcare mutual fund.

●	Transaction expected to provide approximately $377 million in gross proceeds (prior to the payment of transaction costs and assuming no redemptions by Amanat shareholders).

●	Business combination expected to be completed in the first half of 2027. Proceeds expected to support the company through 2029, including funding the planned global Phase 3 development program for CX11 in obesity.

BERKELEY HEIGHTS, N.J. and WESTFIELD, N.J., October 26, 2026 — Corxel Pharmaceuticals, Inc. (“Corxel US”), a clinical-stage biopharmaceutical company focused on developing innovative oral therapies for obesity and related cardiometabolic conditions, and Amanat Acquisition Corp (Nasdaq: AMAN) (“Amanat”), a publicly traded special purpose acquisition company, today announced they have entered into a definitive business combination agreement.

Upon completion of the proposed transaction, Corxel US will become a wholly owned subsidiary of the combined public company. The combined public company is expected to operate under a new name and have its common stock listed on the Nasdaq Capital Market under a new ticker symbol, in each case to be announced before closing. The current management of Corxel US is expected to continue leading Corxel US while a search for a U.S.-based Chief Executive Officer is underway. A new Chief Executive Officer of the combined company is expected to be hired prior to or upon the closing of the transaction.

In addition to approximately $75 million held in Amanat’s trust account, the transaction includes commitments for a concurrent, oversubscribed PIPE that is expected to result in total gross proceeds of approximately $300 million, subject to adjustment pursuant to the reduction mechanism described below. The PIPE includes participation from new and existing investors including RTW Investments, New Enterprise Associates (NEA), SR One, Mirae Asset Capital Life Science, HBM Healthcare Investments (Cayman) Ltd., Nantahala Capital, Coastlands Capital, LifeSci Venture Partners, Invus, TCGX, RA Capital Management, Propel Bio, SilverArc Capital and a large healthcare mutual fund. Certain investors may receive pre-funded warrants in lieu of shares, priced at the per share price less the exercise price payable upon exercise. Subject to specified conditions, PIPE investors may also reduce their respective subscription obligations on a one-for-one basis by acquiring and not redeeming Amanat shares in the open market or in privately negotiated transactions prior to the shareholder meeting, with a corresponding reduction in their respective purchase prices under the PIPE.

“This transaction represents another important milestone in Corxel Group’s corporate evolution and reflects the significant progress we have made in building a globally competitive cardiometabolic pipeline,” said Sandy Mou, Executive Director and Chief Executive Officer of Corxel Group. “Corxel Group was built on the belief that our most promising pipeline deserves the focus and resources to reach its full potential. We believe the proposed business combination will mark Corxel US’s transition into an independent public company, positioning it to pursue its long-term growth strategy with greater visibility and broader access to the public markets.”

Kevin Xie, Ph.D., Chief Financial Officer of Corxel US, added, “This transaction represents an important step in establishing Corxel US as a publicly traded, obesity-focused biopharmaceutical company with the capital strength and strategic flexibility to advance CX11 through global pivotal development. We believe CX11’s clinical profile, including the weight loss and favorable tolerability observed across multiple studies, positions it as a potentially differentiated, next-generation oral GLP-1 therapy. Following an End-of-Phase 2 meeting, we have aligned with the FDA on key elements of CX11’s regulatory path and Phase 3 trial design, and we are preparing to advance CX11 into global pivotal Phase 3 trials. Together with CX12, CX11 provides the foundation for an oral obesity franchise built to deliver meaningful benefits to a broad global patient population.”

Pavan Cheruvu, M.D., Chief Executive Officer and Director of Amanat, added, “We established Amanat to identify compelling healthcare businesses that could benefit from our team’s operating, clinical, and capital-markets experience. We believe Corxel US brings together an experienced global development team, a late-stage oral GLP-1 program supported by a substantial clinical dataset, a favorable tolerability profile and a defined regulatory path, as well as an emerging oral amylin program. We believe the proposed transaction can provide the resources and public-company platform needed to advance this portfolio and create long-term value for patients and shareholders.”

Building a Differentiated Oral Obesity Franchise

Corxel US is advancing a portfolio of oral product candidates designed to address important limitations of current injectable and oral obesity therapies and expand the number of patients who can access effective, convenient, and scalable treatment options.

Its lead product candidate, CX11, is an investigational, once-daily, oral small-molecule GLP-1 RA being developed for obesity, type 2 diabetes, and related cardiometabolic conditions. CX11 has been evaluated across an extensive clinical development program in the United States and Asia and has demonstrated clinically meaningful weight loss and a generally favorable tolerability profile.

In a U.S. Phase 2 obesity trial, CX11 achieved mean body-weight reduction of up to 11.5% at Week 36 under the efficacy estimand. CX11 also demonstrated a generally favorable GI tolerability and safety profile throughout the 36-week double-blind treatment period. Across the CX11 dosing cohorts, rates of nausea ranged from 33% to 34%, vomiting from 12% to 16%, diarrhea from 4% to 12% and constipation from 2% to 12%. The most commonly reported adverse events were GI-related and were generally mild to moderate in severity. No severe cases of nausea, vomiting, diarrhea or constipation were reported. GI adverse events occurred primarily during dose escalation and gradually subsided during the maintenance period. The overall treatment-discontinuation rate due to GI adverse events was 5.0%.

Following an End-of-Phase 2 meeting, Corxel US has aligned with the FDA on key elements of CX11’s regulatory path and Phase 3 trial design and plans to advance CX11 into global Phase 3 development.

An ongoing Phase 1b study evaluating higher doses of CX11 is expected to provide additional clinical data in the first half of 2027 and is intended to explore potential efficacy upside supported by the product candidate’s pharmacokinetic and tolerability profile observed to date.

Corxel US is also developing CX12, an investigational oral small-molecule amylin receptor agonist. Multiple lead candidates are currently under evaluation, with IND-enabling activities ongoing to target an investigational new drug application for CX12 in the first half of 2027.

Transaction Overview

The proposed business combination and concurrent PIPE are expected to provide approximately $377 million (prior to the payment of transaction costs and assuming no redemptions by Amanat’s shareholders) in gross proceeds to the combined company. The net proceeds from the proposed transaction are expected to support the company through 2029 and to fund the global Phase 3 development program for CX11 in obesity.

Corxel Pharmaceuticals Limited (“Corxel Group”), the current parent company of Corxel US, is expected to receive equity consideration in the combined company in the form of common stock and pre-funded warrants.

The transaction is specifically limited to Corxel US and the obesity-focused business and assets included in the definitive business combination agreement. Corxel US is currently part of the broader Corxel Group. Other Corxel Group entities and assets held outside Corxel US, including Corxel HK and JX10, Corxel HK’s clinical-stage acute ischemic stroke program, are not included in the transaction and will remain outside the combined public company.

The boards of directors of Corxel US and Amanat have each approved the proposed transaction. The transaction is expected to close in the first half of 2027, subject to customary closing conditions, including, among other things, approval by Amanat’s shareholders, receipt of required approvals from Corxel US and Corxel Group stakeholders, effectiveness of the applicable registration statement, satisfaction of Nasdaq listing requirements and receipt of any required regulatory approvals.

Additional information regarding the proposed transaction, including a copy of the definitive business combination agreement, will be included in a Current Report on Form 8-K to be filed by Amanat with the U.S. Securities and Exchange Commission (“SEC”) and will be available at the SEC’s website at www.sec.gov.

Advisors

Leerink Partners is acting as lead placement agent, and Evercore ISI, Guggenheim Securities, Cantor and LifeSci Capital are acting as placement agents for the PIPE financing. Leerink Partners is acting as capital markets advisor to Amanat.

Cooley LLP is serving as legal counsel to Corxel US and Corxel Group. Goodwin Procter LLP is serving as legal counsel to Amanat. Latham & Watkins LLP is serving as legal counsel to the placement agents.

About Corxel US

Corxel US is a clinical-stage biopharmaceutical company focused on developing innovative oral medicines for obesity and related cardiometabolic conditions. Its lead product candidate, CX11, is an investigational, once-daily oral small-molecule GLP-1 receptor agonist that has completed Phase 2 clinical development in the United States and Phase 3 clinical development in Asia, demonstrating clinically meaningful weight loss and a generally favorable tolerability profile. Following an End-of-Phase 2 meeting, Corxel US has aligned with the FDA on key elements of CX11’s regulatory path and Phase 3 trial design. Corxel US is also advancing CX12, an investigational oral small-molecule amylin receptor agonist in preclinical development.

Corxel US is currently part of the Corxel Group. Corxel US and Corxel HK are separate entities within that group. The transaction with Amanat relates only to Corxel US and the obesity-focused business and assets specified in the definitive transaction documents. Corxel HK, JX10 and other assets held outside Corxel US are not part of the transaction.

About Amanat Acquisition Corp

Amanat Acquisition Corp is a blank check company incorporated as a Cayman Islands exempted company for the purpose of completing a merger, amalgamation, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination.

Amanat intends to focus on opportunities in healthcare and healthcare-related industries that can benefit from the experience and capabilities of its management team and board of directors. Amanat is sponsored by Amanat Sponsor Holdings LLC and is led by Sandeep C. Kulkarni, M.D., Chairman of the Board; Pavan Cheruvu, M.D., Director and Chief Executive Officer; and Nicholas Fernandez, Chief Financial Officer. Amanat’s board of directors also includes Brad Middlekauff, Patrick Crutcher and Rakhi Kumar, bringing extensive experience across biotechnology investing, company building, financial leadership, corporate governance, business development, and capital markets.

Important Information About the Proposed Transaction and Where to Find It

The proposed transaction will be submitted to Amanat’s shareholders for consideration. In connection with the proposed transaction, Amanat intends to file with the SEC a registration statement on Form S-4 (the “Registration Statement”), which will include a preliminary proxy statement for the solicitation of proxies from Amanat shareholders with respect to the proposed business combination and other matters to be described in the Registration Statement and a prospectus relating to securities expected to be issued in the proposed transaction.

After the Registration Statement has been filed and declared effective, Amanat expects to mail or otherwise make available to shareholders entitled to vote a definitive proxy statement/prospectus and other relevant materials. This announcement is not a substitute for the Registration Statement, proxy statement/prospectus or any other document that may be filed with the SEC in connection with the proposed transaction.

AMANAT SHAREHOLDERS AND OTHER INTERESTED PERSONS SHOULD REVIEW CAREFULLY, WHEN AVAILABLE, THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS, ANY AMENDMENTS OR SUPPLEMENTS, AND OTHER RELEVANT SEC FILINGS BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, BECAUSE THOSE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES.

When available, these documents may be obtained without charge through the SEC’s website at www.sec.gov or by directing a request to Amanat Acquisition Corp, 153 Central Avenue, C/O 56, Westfield, New Jersey 07091.

Participants in the Solicitation

Amanat, Corxel US and certain of their respective directors, executive officers and other members of management and employees may be considered participants in the solicitation of proxies from Amanat shareholders in connection with the proposed transaction.

Information regarding Amanat’s directors and executive officers, including their interests by security holdings or otherwise, is available in Amanat’s SEC filings, which may be obtained without charge through the SEC’s website at www.sec.gov or by directing a request to Amanat Acquisition Corp, 153 Central Avenue, C/O 56, Westfield, New Jersey 07091. Additional information concerning the persons who may be considered participants and a description of their direct and indirect interests in the proposed transaction will be included in the Registration Statement and proxy statement/prospectus when filed. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.

No Offer or Solicitation

This announcement is provided solely for informational purposes and is not, and under no circumstances is to be construed as, a proxy statement, a solicitation of any proxy, consent or authorization, a recommendation concerning any securities or the proposed transaction, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. This announcement shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange, or a recommendation to purchase, any securities, in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the proposed business combination or any related transactions, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful.

No sale of securities will be made in any jurisdiction where the offer, solicitation or sale would be unlawful before registration or qualification under applicable securities laws. Any offering of securities will be made only through a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or pursuant to an available exemption from registration.

THE SEC AND ANY STATE SECURITIES COMMISSION HAVE NOT APPROVED OR DISAPPROVED THE SECURITIES REFERRED TO IN THIS ANNOUNCEMENT, PASSED ON THE MERITS OF THE PROPOSED TRANSACTION OR DETERMINED THAT THIS ANNOUNCEMENT IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

Forward-Looking Statements

This announcement contains forward-looking statements within the meaning of applicable U.S. federal securities laws. Forward-looking statements may be identified by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “project,” “seek,” “should,” “will,” “would” and similar expressions, although not all forward-looking statements contain these identifying words. These statements include, but are not limited to, statements regarding the proposed business combination and PIPE financing; the anticipated timing, structure, proceeds, ownership, capitalization, management, listing and expected benefits of the proposed transaction; statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity; the parties’ ability to complete the transaction and satisfy closing conditions; the anticipated use of proceeds and cash runway; and the development, regulatory, manufacturing and commercialization plans for CX11, CX12 and other product candidates, including the design, timing, enrollment and results of clinical trials and the potential efficacy, safety, tolerability, convenience, scalability and commercial opportunity of those product candidates.

These statements reflect current expectations and assumptions as of the date of this announcement, are provided for illustrative purposes only and are not guarantees or predictions of future performance.

Actual results may differ materially because of numerous risks and uncertainties, many of which are difficult or impossible to predict or are beyond the parties’ control. These risks include, but are not limited to: the possibility that the proposed transaction is delayed, restructured or not completed; failure to obtain shareholder, regulatory or other approvals or to satisfy other closing conditions; the amount of Amanat shareholder redemptions; changes in the amount of cash available to the combined company; failure to satisfy Nasdaq listing requirements; the occurrence of events giving rise to termination rights under the definitive agreement; litigation or other proceedings relating to the transaction; costs and disruption arising from the announcement or completion of the transaction; adverse changes in business, market, economic, political or regulatory conditions; volatility in the combined company’s securities; dilution resulting from the transaction or future financings; the outcome of any legal proceedings that may be instituted against Amanat or Corxel US related to the proposed business combination; the inability of the parties to successfully or timely consummate the proposed business combination and other related transactions, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination and other related transactions; and the combined company’s ability to realize the anticipated benefits of the transaction and manage growth.

Additional risks include uncertainties inherent in drug research and development, clinical trials and regulatory review; delays or difficulties in patient enrollment, manufacturing or supply; clinical results that do not support continued development or approval; the timing and outcome of interactions with regulatory authorities; competition; dependence on third-party manufacturers, clinical research organizations and other service providers; intellectual-property risks; the ability to attract and retain key personnel; and the need for additional financing. This list is not exhaustive.

Further information about risks and uncertainties will be included in the Registration Statement and proxy statement/prospectus for the proposed transaction and in other filings made by Amanat with the SEC, including under the captions addressing risk factors. Readers should not place undue reliance on forward-looking statements, which speak only as of the date made. Except as required by applicable law, Amanat and Corxel US do not undertake to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Contacts

Corxel US Investor Relations
Ray Lyu

Ray.Lyu@corxelbio.com

Corxel US Media Relations
Madelin Hawtin

Mhawtin@lifescicomms.com

Amanat Acquisition Corp
Nicholas Fernandez

Nfernandez@amanat.bio